EXHIBIT 10.3
June 02, 2010

Federal Reserve Bank of New York
33 Liberty Street
New York, NY 10045-0001
Attention:	Steven Manzari, Credit, Investment & Payment Risk
Telecopy No.: (212) 720-6332
James R. Hennessey, Legal Department
Telecopy No.: (212) 720-7797

AIG Funding, Inc., as Lender
72 Wall Street, 10th Floor
New York, NY 10005
Attention:	Neil Friedman
Telecopy No.: (212) 363-7176
AMENDMENT NO. 4 TO SCHEDULES OF CERTAIN LOAN DOCUMENTS
     Reference is made to that certain (i) Credit Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, a California corporation (the “Parent Borrower”), States Aircraft, Inc., a California corporation (the “U.S. Subsidiary Borrower”), Shrewsbury Aircraft Leasing Limited, a private limited liability company incorporated under the laws of Ireland with registration number 475896 (the “Irish Subsidiary Borrower” and together with the Parent Borrower and the U.S. Subsidiary Borrower, the “Borrowers”), Top Aircraft, Inc., a California corporation (“Holdings”), ILFC Ireland Limited, a private limited liability company incorporated under the laws of Ireland with registration number 20936 (“ILFC Ireland”), ILFC France S.a.r.l, a société à responsabilité limitée incorporated under the laws of France (“ILFC France”), ILFC Labuan Ltd., a Labuan private limited liability company incorporated under the Offshore Companies Act 1990 of Malaysia (“ILFC Labuan” and together with ILFC Ireland and ILFC France, the “Initial Intermediate Lessees”), ILFC Cayman Limited, an exempted company incorporated under the laws of the Cayman Islands (“ILFC Cayman”), ILFC ARUBA A.V.V., an exempt corporation incorporated under the laws of Aruba (“ILFC Aruba”), ILFC (BERMUDA) III, LTD., a company incorporated under the laws of Bermuda (“ILFC Bermuda” and together with ILFC Cayman and ILFC Aruba, the “Additional Intermediate Lessees”), AIG Funding, Inc., a Delaware corporation (the “Lender”), and Wells Fargo Bank Northwest, National Association, a national banking association (“Wells Fargo”), as Security Trustee, (ii) Amended and Restated Credit Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Amended and Restated Credit Agreement” and, together with the Credit Agreement, the “Credit Agreements”), among the Borrowers, Holdings, the Initial Intermediate Lessees, the Additional Intermediate Lessees, the Lender, and Wells Fargo, as Security Trustee, and (iii) the Aircraft Mortgage and Security Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Security Agreement”), by the Borrowers, Holdings, the Initial Intermediate Lessees, and the Additional Intermediate Lessees in favor of the Security Trustees.
     The Parent Borrower has entered into that certain Aircraft Sale Agreement dated as of April 13, 2010 with Macquarie Aerospace Limited (“Macquarie”), whereby the Parent Borrower agreed to sell, and Macquarie agreed to purchase, fifty-three (53) aircraft (collectively, the “Sale Aircraft”), and all related equipment and leases. As more fully set forth in that certain Waiver and Consent – Macquarie Sale (the “Waiver”) dated as of April 13, 2010, the Required Persons have agreed to remove certain Pool Aircraft (collectively, the “Removed Aircraft”), and all related equipment and leases, that are also Sale Aircraft from the Designated Pool upon the Parent Borrower’s satisfaction of certain conditions as more fully set forth in the Waiver, including the provision of Non-Pool Aircraft of reasonably equivalent appraised value and otherwise acceptable to the Required Persons in substitution for the Removed Aircraft (the “Substitution”). The parties hereto agree that the Substitution with respect to the aircraft listed on Annex I hereto shall be effective as of the date hereof and that the schedules to the Credit Agreements and the Mortgage shall be amended as follows:
     (a) Schedule I of the Mortgage is hereby amended by removing the entries listed in Schedule A, Part I attached hereto and inserting the entries listed in Schedule A, Part II attached hereto;
     (b) Schedules 3.19(a) and (c) of the Credit Agreement are hereby amended, as applicable, by removing the entries listed in Schedule B, Part I attached hereto and inserting the entries listed in Schedule B, Part II attached hereto;
     (c) Schedules 3.19(b) and (d) of the Credit Agreement are hereby amended, as applicable, by removing the entries listed in Schedule C, Part I attached hereto and inserting the entries listed in Schedule C, Part II attached hereto;
     (d) Schedules 3.19(a) and (c) of the Amended and Restated Credit Agreement are hereby amended, as applicable, by removing the entries listed in Schedule D, Part I attached hereto and inserting the entries listed in Schedule D, Part II attached hereto; and
     (e) Schedules 3.19(b) and (d) of the Amended and Restated Credit Agreement are hereby amended, as applicable, by removing the entries listed in Schedule E, Part I attached hereto and inserting the entries listed in Schedule E, Part II attached hereto.
[signature page(s) follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Schedules of Certain Loan Documents be duly executed by their respective authorized officers as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Brian M. Monkarsh
	Name:	Brian M. Monkarsh
	Title:	Senior Vice President And General Counsel

STATES AIRCRAFT, INC.
By:	/s/ Brian M. Monkarsh
	Name:	Brian M. Monkarsh
	Title:	Director

SIGNED SEALED AND DELIVERED		SHREWSBURY AIRCRAFT
by SHREWSBURY AIRCRAFT		LEASING LIMITED
LEASING LIMITED by its duly
appointed attorney in the presence of:		By:	/s/ Niall C. Sommerville
Name: Niall C. Sommerville
By:	/s/ Jenny Grant		Title: Director
Name: Jenny Grant
Address: 30 North Wall Quay Dublin 1.
Occupation: HR Officer

TOP AIRCRAFT, INC.
By:	/s/ Brian M. Monkarsh
	Name:	Brian M. Monkarsh
	Title:	Director

AIG FUNDING, INC.
By:	/s/ Robert A. Gender
	Name:	Robert A. Gender
	Title:	President

FEDERAL RESERVE BANK OF NEW YORK
By:	/s/ Steven J. Manzari
	Name:	Steven J. Manzari
	Title:	Senior Vice President

WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION, not in
its individual capacity but solely as the
First Lien Security Trustee, the
Second Lien Security Trustee, the
Third Lien Security Trustee and the
Fourth Lien Security Trustee

By:	/s/ Val T. Orton
Name: Val T. Orton
Title: Vice President

Annex I
Removed Aircraft:

		Airframe
		Manufacturer and		Engine Manufacturer
	Airframe MSN	Model	Engine MSNs	and Model
1	3484	Airbus A320-200	V12913, V12918	IAE V2527-A5
2	3519	Airbus A320-200	V12949, V12953	IAE V2527-A5
3	29370	Boeing 737-700	894369, 894370	CFM56-7B24
4	3462	Airbus A321-200	V12902, V12904	IAE V2533-A5
5	3527	Airbus A321-200	V12923, V12946	IAE V2533-A5
6	30037	Boeing 737-700	890719, 890720	CFM56-7B24
7	35272	Boeing 737-800	896356, 896357	CFM56-7B26/3
8	2694	Airbus A319-100	V12188, V12198	IAE V2522-A5
9	2697	Airbus A319-100	V12206, V12208	IAE V2522-A5
Added Aircraft:

		Airframe
		Manufacturer and		Engine Manufacturer
	Airframe MSN	Model	Engine MSNs	and Model
1	30301	Boeing 767-300ER	P727761, P727766	Pratt & Whitney PW4060
2	27959	Boeing 767-300ER	704276, 704981	General Electric CF6-80C2-B6F
3	27960	Boeing 767-300ER	704327, 704420	General Electric CF6-80C2-B6F
4	28245	Boeing 737-800	888797, 888843	CFM56-7B27/B1
5	28247	Boeing 737-800	888742, 888928	CFM56-7B26
6	30640	Boeing 737-800	888637, 888864	CFM56-7B27/B1
7	1720	Airbus A321-200	575383, 575384	CFM56-5B3/P
8	1777	Airbus A320-200	575399, 575400	CFM56-5B4/P
9	25790	Boeing 737-500	727140, 727434	CFM56-3C1
10	26332	Boeing 757-200ER	P727154, P727267	Pratt & Whitney PW2037
11	27351	Boeing 757-200ER	P727145, P727148	Pratt & Whitney PW2040
12	28253	Boeing 737-700	891284, 891286	CFM56-7B22
13	30657	Boeing 737-700	890439, 890440	CFM56-7B22
14	26316	Boeing 737-400	858177, 859173	CFM56-3C1

SCHEDULE A
PART I

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
3484	Airbus A320-200	V12913, V12918	IAE V2527-A5
3519	Airbus A320-200	V12949, V12953	IAE V2527-A5
29370	Boeing 737-700	894369, 894370	CFM56-7B24
3462	Airbus A321-200	V12902, V12904	IAE V2533-A5
3527	Airbus A321-200	V12923, V12946	IAE V2533-A5
30037	Boeing 737-700	890719, 890720	CFM56-7B24
35272	Boeing 737-800	896356, 896357	CFM56-7B26/3
2694	Airbus A319-100	V12188, V12198	IAE V2522-A5
2697	Airbus A319-100	V12206, V12208	IAE V2522-A5

SCHEDULE A
PART II

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
30301	Boeing 767-300ER	P727761, P727766	Pratt & Whitney PW4060
27959	Boeing 767-300ER	704276, 704981	General Electric CF6-80C2-B6F
27960	Boeing 767-300ER	704327, 704420	General Electric CF6-80C2-B6F
28245	Boeing 737-800	888797, 888843	CFM56-7B27/B1
28247	Boeing 737-800	888742, 888928	CFM56-7B26
30640	Boeing 737-800	888637, 888864	CFM56-7B27/B1
1720	Airbus A321-200	575383, 575384	CFM56-5B3/P
1777	Airbus A320-200	575399, 575400	CFM56-5B4/P
25790	Boeing 737-500	727140, 727434	CFM56-3C1
26332	Boeing 757-200ER	P727154, P727267	Pratt & Whitney PW2037
27351	Boeing 757-200ER	P727145, P727148	Pratt & Whitney PW2040
28253	Boeing 737-700	891284, 891286	CFM56-7B22
30657	Boeing 737-700	890439, 890440	CFM56-7B22
26316	Boeing 737-400	858177, 859173	CFM56-3C1

SCHEDULE B
PART I

Airframe
	Manufacturer and		Engine Manufacturer	Country of
Airframe MSN	Model	Engine MSNs	and Model	Registration
3484	Airbus A320-200	V12913, V12918	IAE V2527-A5	Aruba
3519	Airbus A320-200	V12949, V12953	IAE V2527-A5	Aruba
29370	Boeing 737-700	894369, 894370	CFM56-7B24	China
3462	Airbus A321-200	V12902, V12904	IAE V2533-A5	Greece
3527	Airbus A321-200	V12923, V12946	IAE V2533-A5	Greece
30037	Boeing 737-700	890719, 890720	CFM56-7B24	India
35272	Boeing 737-800	896356, 896357	CFM56-7B26/3	Oman
2694	Airbus A319-100	V12188, V12198	IAE V2522-A5	United Kingdom
2697	Airbus A319-100	V12206, V12208	IAE V2522-A5	United Kingdom

SCHEDULE B
PART II

Airframe
	Manufacturer and			Country of
Airframe MSN	Model	Engine MSNs	Engine Manufacturer and Model	Registration
30301	Boeing 767-300ER	P727761, P727766	Pratt & Whitney PW4060	Bangladesh
27959	Boeing 767-300ER	704276, 704981	General Electric CF6-80C2-B6F	Bermuda
27960	Boeing 767-300ER	704327, 704420	General Electric CF6-80C2-B6F	Bermuda
28245	Boeing 737-800	888797, 888843	CFM56-7B27/B1	Bermuda
28247	Boeing 737-800	888742, 888928	CFM56-7B26	Bermuda
30640	Boeing 737-800	888637, 888864	CFM56-7B27/B1	Bermuda
1720	Airbus A321-200	575383, 575384	CFM56-5B3/P	Bermuda
1777	Airbus A320-200	575399, 575400	CFM56-5B4/P	Bermuda
25790	Boeing 737-500	727140, 727434	CFM56-3C1	Bermuda
26332	Boeing 757-200ER	P727154, P727267	Pratt & Whitney PW2037	Bermuda
27351	Boeing 757-200ER	P727145, P727148	Pratt & Whitney PW2040	Bermuda
28253	Boeing 737-700	891284, 891286	CFM56-7B22	China
30657	Boeing 737-700	890439, 890440	CFM56-7B22	China
26316	Boeing 737-400	858177, 859173	CFM56-3C1	Indonesia

SCHEDULE C
PART I
*
A321-200 aircraft bearing serial number 3462
Aircraft Lease Agreement, dated as of January 29, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3527
Aircraft Lease Agreement, dated as of January 29, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 3484
Aircraft Lease Agreement, dated as of July 18, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
A320-200 aircraft bearing serial number 3519
Aircraft Lease Agreement, dated as of July 18, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
*
A319-100 aircraft bearing serial number 2694
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2697
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 29370
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and *dated March 18, 2005.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”).
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
5. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. *
7. Estoppel and Acceptance Certificate (Headlease), dated as of December 28, 2006.
8. Estoppel and Acceptance Certificate, dated as of December 28, 2006.
9. Assignment of Rights (Airframe), dated as of December 28, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of December 28, 2006, between ILFC and *, consented to by CFM International, Inc.
*
B737-700 aircraft bearing serial number 30037
Aircraft Lease Agreement, dated as of December 25, 2007 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 15, 2007 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
B737-800 aircraft bearing serial number 35272
Aircraft Lease Agreement, dated as of June 29, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE C
PART II
*
Boeing 767-300ER aircraft bearing serial number 27959
Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 767-300ER aircraft bearing serial number 27960
Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 737-700 aircraft bearing serial number 28253
Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between *, as Lessee, International Lease Finance Corporation, as Lessor and *, as Consenting Party.
Boeing 737-700 aircraft bearing serial number 30657
Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between *, as Lessee, International Lease Finance Corporation, as Lessor and *, as Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
Boeing 767-300ER aircraft bearing serial number 30301
Aircraft Lease Agreement, dated as of January 13, 2010 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
*
Boeing 757-200ER aircraft bearing serial number 26332
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 757-200ER aircraft bearing serial number 27351
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 737-800 aircraft bearing serial number 28247
Aircraft Lease Agreement, dated as of June 18, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 18, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 18, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 737-500 aircraft bearing serial number 25790
Aircraft Lease Agreement, dated as of April 5, 2006 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of April 5, 2006, between International Lease Finance Corporation, as Lessor and ILFC (Bermuda) III, Ltd., as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Intermediate Lease Agreement, dated as of April 5, 2006, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 737-400 aircraft bearing serial number 26316
Aircraft Lease Agreement, dated as of July 27, 2000 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
*
Boeing 737-800 aircraft bearing serial number 28245
Aircraft Lease Agreement, dated as of June 17, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 17, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 17, 2008, between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 737-800 aircraft bearing serial number 30640
Aircraft Lease Agreement, dated as of June 17, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 17, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 17, 2008, between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III, Ltd., as Lessor.
*
Airbus A321-200 aircraft bearing serial number 1720
Aircraft Lease Agreement, dated as of February 6, 2009 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 6, 2009, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of February 6, 2009, between ILFC Ireland Limited, as Intermediate Lessee and ILFC (Bermuda) III, Ltd., as Intermediate Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Airbus A320-200 aircraft bearing serial number 1777
Aircraft Lease Agreement, dated as of February 6, 2009 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 6, 2009, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of February 6, 2009, between ILFC Ireland Limited, as Intermediate Lessee and ILFC (Bermuda) III, Ltd., as Intermediate Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE D
PART I

Airframe	Airframe Manufacturer		Engine Manufacturer and	Country of
MSN	and Model	Engine MSNs	Model	Registration
3484	Airbus A320-200	V12913, V12918	IAE V2527-A5	Aruba
3519	Airbus A320-200	V12949, V12953	IAE V2527-A5	Aruba
29370	Boeing 737-700	894369, 894370	CFM56-7B24	China
3462	Airbus A321-200	V12902, V12904	IAE V2533-A5	Greece
3527	Airbus A321-200	V12923, V12946	IAE V2533-A5	Greece
30037	Boeing 737-700	890719, 890720	CFM56-7B24	India
35272	Boeing 737-800	896356, 896357	CFM56-7B26/3	Oman
2694	Airbus A319-100	V12188, V12198	IAE V2522-A5	United Kingdom
2697	Airbus A319-100	V12206, V12208	IAE V2522-A5	United Kingdom

SCHEDULE D
PART II

Airframe	Airframe Manufacturer		Engine Manufacturer and	Country of
MSN	and Model	Engine MSNs	Model	Registration
30301	Boeing 767-300ER	P727761, P727766	Pratt & Whitney PW4060	Bangladesh
27959	Boeing 767-300ER	704276, 704981	General Electric CF6-80C2-B6F	Bermuda
27960	Boeing 767-300ER	704327, 704420	General Electric CF6-80C2-B6F	Bermuda
28245	Boeing 737-800	888797, 888843	CFM56-7B27/B1	Bermuda
28247	Boeing 737-800	888742, 888928	CFM56-7B26	Bermuda
30640	Boeing 737-800	888637, 888864	CFM56-7B27/B1	Bermuda
1720	Airbus A321-200	575383, 575384	CFM56-5B3/P	Bermuda
1777	Airbus A320-200	575399, 575400	CFM56-5B4/P	Bermuda
25790	Boeing 737-500	727140, 727434	CFM56-3C1	Bermuda
26332	Boeing 757-200ER	P727154, P727267	Pratt & Whitney PW2037	Bermuda
27351	Boeing 757-200ER	P727145, P727148	Pratt & Whitney PW2040	Bermuda
28253	Boeing 737-700	891284, 891286	CFM56-7B22	China
30657	Boeing 737-700	890439, 890440	CFM56-7B22	China
26316	Boeing 737-400	858177, 859173	CFM56-3C1	Indonesia

SCHEDULE E
PART I
*
A321-200 aircraft bearing serial number 3462
Aircraft Lease Agreement, dated as of January 29, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3527
Aircraft Lease Agreement, dated as of January 29, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 3484
Aircraft Lease Agreement, dated as of July 18, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
A320-200 aircraft bearing serial number 3519
Aircraft Lease Agreement, dated as of July 18, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
*
A319-100 aircraft bearing serial number 2694
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2697
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 29370
11. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
13. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”).
14. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
15. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
16. *
17. Estoppel and Acceptance Certificate (Headlease), dated as of December 28, 2006.
18. Estoppel and Acceptance Certificate, dated as of December 28, 2006.
19. Assignment of Rights (Airframe), dated as of December 28, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Rights (Engines), dated as of December 28, 2006, between ILFC and *, consented to by CFM International, Inc.
*
B737-700 aircraft bearing serial number 30037
Aircraft Lease Agreement, dated as of December 25, 2007 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 15, 2007 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
B737-800 aircraft bearing serial number 35272
Aircraft Lease Agreement, dated as of June 29, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE E
PART II
*
Boeing 767-300ER aircraft bearing serial number 27959
Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 767-300ER aircraft bearing serial number 27960
Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 737-700 aircraft bearing serial number 28253
Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between *, as Lessee, International Lease Finance Corporation, as Lessor and *, as Consenting Party.
Boeing 737-700 aircraft bearing serial number 30657
Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between *, as Lessee, International Lease Finance Corporation, as Lessor and *, as Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
Boeing 767-300ER aircraft bearing serial number 30301
Aircraft Lease Agreement, dated as of January 13, 2010 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
*
Boeing 757-200ER aircraft bearing serial number 26332
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 757-200ER aircraft bearing serial number 27351
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 737-800 aircraft bearing serial number 28247
Aircraft Lease Agreement, dated as of June 18, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 18, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 18, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 737-500 aircraft bearing serial number 25790
Aircraft Lease Agreement, dated as of April 5, 2006 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of April 5, 2006, between International Lease Finance Corporation, as Lessor and ILFC (Bermuda) III, Ltd., as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Intermediate Lease Agreement, dated as of April 5, 2006, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 737-400 aircraft bearing serial number 26316
Aircraft Lease Agreement, dated as of July 27, 2000 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
*
Boeing 737-800 aircraft bearing serial number 28245
Aircraft Lease Agreement, dated as of June 17, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 17, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 17, 2008, between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 737-800 aircraft bearing serial number 30640
Aircraft Lease Agreement, dated as of June 17, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 17, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 17, 2008, between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III, Ltd., as Lessor.
*
Airbus A321-200 aircraft bearing serial number 1720
Aircraft Lease Agreement, dated as of February 6, 2009 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 6, 2009, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Intermediate Lease Agreement, dated as of February 6, 2009, between ILFC Ireland Limited, as Intermediate Lessee and ILFC (Bermuda) III, Ltd., as Intermediate Lessor.
Airbus A320-200 aircraft bearing serial number 1777
Aircraft Lease Agreement, dated as of February 6, 2009 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 6, 2009, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of February 6, 2009, between ILFC Ireland Limited, as Intermediate Lessee and ILFC (Bermuda) III, Ltd., as Intermediate Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.